[Graphic]

                                                                      CIGNA HIGH
                                                                   INCOME SHARES
--------------------------------------------------------------------------------
                                                               Semiannual Report
                                                                   June 30, 2002

                                                                          [Logo]

--------------------------------------------------------------------------------
                                                                               1

Dear Shareholders:

Our report for CIGNA High Income Shares (the "Fund") covering the six months ended June 30, 2002, follows.

High Yield Market Summary

The High Yield market, as represented by the Lehman Brothers High Yield Bond Index (the "Benchmark"), returned -6.38% for the second quarter. For the first six months of the year, the Index returned -4.80%, underperforming the broad Lehman Brothers Aggregate Bond Index return of 3.79% for the same period.

High Yield bonds had performed well through the first five months of 2002, but endured a difficult June with a Benchmark return of -7.40% for the month. Despite the underperformance in June versus more conservative asset classes, high yield bonds have outperformed the equity markets, as indicated by the -6.91% year-to-date return of the Dow Jones Industrial Average and the S&P 500 Index return of -13.16%.

From a credit perspective, the difficult conditions persisted through June, as downgraded issuers outnumbered upgraded issuers for the tenth consecutive month, and the debt of fallen angels (downgraded, former investment-grade issues) continued to swell the high yield market. On the ratings front, high yield bonds continued to be downgraded, with rating agencies downgrading over four companies for every one that was upgraded. In the Fund's portfolio, there were 5 new defaults reported in the second quarter, following the 17 reported in the first quarter. The new defaults were Adelphia Communications, Talton Holdings, U.S. Air, Versatel Telecom, and Viasystems, Inc.

There was a wide discrepancy in returns among industries. A number of sectors performed very well, generating returns of over 5%. This included the Consumer Products, Industrial, Metals, and Textiles industries. The Fund was overweighted in all of these industries with the exception of Metals. This positive result aligns with our longer-term forecast for a rebound in economic growth. On the negative side, the Communications sector was hit hard in part by the accounting scandals relating to WorldCom (not owned by the Fund) and Adelphia Communications. The Telecommunications segment of this sector was off 42.2%. Media-Cable was down 23.5%. The Wireless segment of Telecommunications declined 23.7%, due to weaker-than-expected new subscriber growth and intense pricing pressure.

Performance

The Fund returned -6.36% for the quarter and -4.64% for the six months ended June 30, 2002 (based on its net asset value), compared with -7.53% and -5.57%, respectively, for the average fund in the Lipper High Current Yield Closed End Funds (Leveraged). The Fund's return based on the market value of its shares traded on the New York Stock Exchange was -21.74% and -17.29%, respectively.

Our overweights in Consumer Products, Food, Industrials, Retail, REIT and Textile names combined with our underweight in Telecommunications positively impacted performance. We continue to overweight consumer names, specifically in the Food and Grocery sectors, as we believe these sectors should be fairly stable, even in the current economic climate. Companies we now own in these sectors have the ability to generate substantial cash flow and pay down debt. Other industries currently overweighted in the Fund include cyclical companies in the Industrial and Transportation sectors, where we see attractive valuations on companies with strong assets and solid business models. Underweights include Aerospace, as the continued downturn in the airline industry negatively affects the sector, and

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                                                                               2

Home Construction, which may be vulnerable to higher unemployment and weaker consumer confidence down the road.

The average maturity of the Fund was 5.4 years, shorter than the Index maturity of 8.0 years. The Fund's average coupon was 9.9%, versus 8.2% for the Index.

The Fund remains broadly diversified, with holdings in 162 issuers. The Fund's leverage during the quarter remained below 33% of assets and was 31% at June 30, 2002.

In response to lower net investment income, the Fund's monthly dividend was recently reduced to 2.75 cents per share from 3 cents. More information on the dividend change may be found on page 14.

Outlook

We are projecting average GDP (Gross Domestic Product) growth of 4% over the entire 2002-2003 period, but with considerable volatility on a quarter-to-quarter basis. The so-called "double-dip" recession scenario predicted by some economists should have a low probability of occurrence.

Corporate profitability appears to have turned the corner and seems to be on a solid recovery path, as double-digit growth is likely over the next 4-6 quarters. A sustained recovery in corporate profits and cash flow is a prerequisite for a healthy rebound in capital investment and labor markets.

As corporate profitability and the economy improve, we should see excellent opportunities in high yield. We continue to believe our strategy of investing in companies with strong asset values that trade at a discount to maturity value, competent management teams, and efficient operations should position the Fund to capitalize on future opportunities.

Sincerely,

[Signature of Richard H. Forde]

Richard H. Forde
Chairman of the Board and President
CIGNA High Income Shares

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             3
June 30, 2002 (Unaudited)

                                                       Principal       Value
                                                           (000)       (000)
----------------------------------------------------------------------------
BONDS AND NOTES - 143.7%
Aerospace Defense - 0.6%
Transdigm, Inc., 10.38%, 2008 (144A security
  acquired June 2002 for $873) (a)                    $      850     $   859
                                                                     -------
Auto & Truck - 1.1%
Collins & Aikman Products Co., 11.50%, 2006                1,070       1,017
Eagle-Picher Industries, Inc., 9.38%, 2008                   320         264
Exide Corp., 10.00%, 2005 (b)                              2,000         340
                                                                     -------
                                                                       1,621
                                                                     -------
Broadcasting & Media - 7.9%
American Lawyer Media, Inc., 9.75%, 2007                   4,500       3,150
Echostar Broadband Corp., 10.38%, 2007                     1,080       1,015
Echostar DBS Corp., 9.13%, 2009 (144A security
  acquired Dec. 2001 for $1,860) (a)                       1,860       1,702
Corus Entertainment, Inc., 8.75%, 2012                       600         600
Panamsat Corp., 8.50%, 2012 (144A security
  acquired Jan. 2002 for $1,470) (a)                       1,470       1,352
Paxson Communications Corp.,
  Step Coupon (0% to 1/15/06), 2009                          460         261
Penton Media, Inc., 10.38%, 2011                           1,510         921
Sinclair Broadcast Group, 8.75%, 2011                      1,840       1,861
Ziff Davis Media, Inc., 12.00%, 2010                       2,000         520
                                                                     -------
                                                                      11,382
                                                                     -------
Cable TV - 4.6%
Callahan Nordrhein-Westfalen, 14.00%, 2010                 2,000         110
Charter Communications Holdings, LLC,
  8.63%, 2009                                                500         335
  10.00%, 2009                                               650         439
  10.75%, 2009                                             2,180       1,504
  10.25%, 2010                                             4,000       2,700
  10.00%, 2011                                             1,000         670
Mediacom Broadband LLC, 11.00%, 2013                         490         441
United Pan Europe Communications N.V.,
  11.25%, 2010 (b)                                         3,480         452
                                                                     -------
                                                                       6,651
                                                                     -------
Chemicals - 4.2%
Avecia Group PLC, 11.00%, 2009                             1,490       1,475

                                                       Principal       Value
                                                           (000)       (000)
----------------------------------------------------------------------------
Chemicals (continued)
Equistar Chemicals LP, 10.13%, 2008                   $      530     $   506
Huntsman ICI Chemicals, Inc., 10.13%, 2009                 1,890       1,692
ISP Holdings, Inc., 10.63%, 2009 (144A security
  acquired Dec. 2001 for $290) (a)                           290         287
Koppers Industry, Inc., 9.88%, 2007                          900         911
Lyondell Chemical Co., 9.63%, 2007                         1,250       1,188
                                                                     -------
                                                                       6,059
                                                                     -------
Consumer Products - 8.2%
American Greetings Corp.,
  11.75%, 2008                                               300         328
  6.10%, 2028                                                900         806
Desa International, Inc., 9.88%, 2007 (b)                  1,750         175
Falcon Products, Inc., 11.38%, 2009                        1,290       1,077
Jostens, Inc., 12.75%, 2010                                2,380       2,666
NBC Acquisition Corp., Step Coupon
  (0% to 2/15/03), 2009                                    1,680       1,344
Remington Products Co., LLC, 11.00%, 2006                  3,000       2,295
Samsonite Corp., 10.75%, 2008                              1,250       1,000
United Industries Corp., 9.88%, 2009                       2,160       2,182
                                                                     -------
                                                                      11,873
                                                                     -------
Consumer Services - 4.0%
Integrated Electrical Services,
  9.38%, 2009                                              1,150       1,110
  9.38%, 2009 Series C                                       740         710
Service Corp. International, 6.00%, 2005                   2,260       2,051
Williams Scotsman, Inc., 9.88%, 2007                       2,030       1,939
                                                                     -------
                                                                       5,810
                                                                     -------
Containers & Paper - 3.3%
Graham Packaging Holdings Co., Step Coupon
  (0% to 1/15/03), 2009                                    3,000       2,940
Pliant Corp., 13.00%, 2010                                 1,130       1,184
Tembec Industries, Inc., 7.75%, 2012                         600         588
                                                                     -------
                                                                       4,712
                                                                     -------
Construction Machinery - 3.1%
Columbus McKinnon Corp., 8.50%, 2008                       1,860       1,720


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             4
June 30, 2002 (Unaudited) (Continued)

                                                           Principal          Value
                                                               (000)          (000)
-----------------------------------------------------------------------------------
Construction Machinery (continued)
H&E Equipment Services LLC, 11.13%, 2012 (144A
  security acquired June 2002 for $2,621) (a)             $    2,640        $ 2,508
Joy Global, Inc., 8.75%, 2012 (144A security
  acquired Mar. 2002 for $280) (a)                               280            286
                                                                            -------
                                                                              4,514
                                                                            -------
Diversified Manufacturing - 1.5%
Trimas Corp., 9.88%, 2012 (144A security acquired
  May 2002 for $2,093) (a)                                     2,110          2,105
                                                                            -------
Energy - 3.8%
AES Drax Energy Ltd., 11.50%, 2010                             2,210            906
Calpine Corp., 8.5%, 2011                                      2,920          1,956
Dresser, Inc., 9.38%, 2011                                     1,150          1,164
Wolverine Tube, Inc.,
  7.38%, 2008 (144A security acquired Mar. 2002
    for $525) (a)                                                610            541
  10.50%, 2009 (144A security acquired Mar.
    2002 for $899) (a)                                           910            892
                                                                            -------
                                                                              5,459
                                                                            -------
Entertainment - 0.9%
Booth Creek Ski Holdings, Inc., 12.50%, 2007                   1,440          1,267
                                                                            -------
Environmental - 0.4%
Allied Waste North America, Inc.,
  7.88%, 2009                                                    410            394
  10.00%, 2009                                                   230            226
                                                                            -------
                                                                                620
                                                                            -------
Financial - 6.0%
Americredit Corp., 9.25%, 2009 (144A security
  acquired June 2002 for $1,699) (a)                           1,720          1,651
Bluewater Finance Ltd., 10.25%, 2012
  (144A security acquired Feb. & June 2002
  for $1,964) (a)                                              1,940          1,921
Dana Credit Corp., 8.38%, 2007 (144A security
  acquired May 2002 for $611) (a)                                630            602
Dollar Financial Group, Inc., 10.88%, 2006                     3,400          3,230
Western Financial Bank, 9.63%, 2012                            1,290          1,290
                                                                            -------
                                                                              8,694
                                                                            -------

                                                           Principal          Value
                                                               (000)          (000)
-----------------------------------------------------------------------------------
Food & Beverages - 8.7%
American Seafood Group LLC, 10.13%, 2010 (144A
  security acquired Apr. 2002 for $1,826) (a)             $    1,820        $ 1,838
B&G Foods, Inc., 9.63%, 2007 (144A security
  acquired Mar. 2002 for $1,161) (a)                           1,150          1,184
Burns Philp & Co., Ltd., 9.75%, 2012 (144A
  security acquired June 2002 for $2,460) (a)                  2,460          2,435
Constellation Brands, Inc., 8.13%, 2012                          280            289
Grupo Azucarero Mexico S.A., 11.50%, 2005 (b)                  2,175             71
Mastellone Hermonos S.A., 11.75%, 2008 (b)                     1,915            383
Premier International Foods PLC, 12.00%, 2009                  4,140          4,513
Roundy's, Inc., 8.88%, 2012 (144A security
  acquired May 2002 for $1,320) (a)                            1,320          1,310
VFB LLC, 10.25%, 2009 (b)                                      3,350            603
                                                                            -------
                                                                             12,626
                                                                            -------
Gaming - 2.4%
Hollywood Casino Shreveport, 13.00%, 2006                        950          1,036
Jacobs Entertainment, Inc., 11.88%, 2009 (144A
  security acquired Feb. 2002 for $864) (a)                      900            922
MGM Grand, Inc.,
  6.95%, 2005                                                    500            503
  9.75%, 2007                                                    500            535
Park Place Entertainment Corp., 7.50%, 2009                      500            481
                                                                            -------
                                                                              3,477
                                                                            -------
Grocery - 3.4%
Nash Finch Co., 8.50%, 2008                                    2,000          1,930
Stater Brothers Holdings, Inc., 10.75%, 2006                     100            103
Winn-Dixie Pass-Thru Trust, 8.18%, 2024 (144A
  security acquired May 2002 for $2,876) (a)                   3,640          2,840
                                                                            -------
                                                                              4,873
                                                                            -------
Health Care - 3.0%
Extendicare Health Services, Inc., 9.50%, 2010
  (144A security acquired June 2002 for $489) (a)                490            491
Iasis Healthcare Corp., 13.00%, 2009                             750            802
Magellan Health Services, Inc., 9.00%, 2008                    4,490          1,616
Pacificare Health Systems, Inc., 10.75%, 2009
  (144A security acquired May 2002 for $318) (a)                 320            328


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             5
June 30, 2002 (Unaudited) (Continued)

                                                           Principal       Value
                                                               (000)       (000)
--------------------------------------------------------------------------------
Health Care (continued)
Res-Care, Inc., 10.63%, 2008                              $      120     $   111
Sybron Dental Specialties, Inc., 8.13%, 2012 (144A
  security acquired May 2002 for $1,070) (a)                   1,070       1,059
                                                                         -------
                                                                           4,407
                                                                         -------
Home Construction - 0.9%
Champion Home Builders Co., 11.25%, 2007 (144A
  security acquired Apr. 2002 for $1,595) (a)                  1,610       1,369
                                                                         -------
Hotels - 7.2%
Felcor Lodging LP,
  9.50%, 2008                                                  1,350       1,370
  8.50%, 2011                                                    840         823
Hilton Hotels Corp., 8.25%, 2011                                 900         931
Lodgian Financing Corp., 12.25%, 2009 (b)                      2,500       1,375
Mandalay Resort Group, 10.25%, 2007                            1,230       1,313
Meristar Hospitality Corp., 9.00%, 2008                        1,190       1,136
Riviera Holdings Corp., 11.00%, 2010 (144A
  security acquired June 2002 for $1,970) (a)                  2,000       1,945
Starwood Hotels & Resorts Worldwide, Inc.,
  7.88%, 2012 (144A security acquired
  Apr. 2002 for $1,512) (a)                                    1,520       1,504
                                                                         -------
                                                                          10,397
                                                                         -------
Industrial - Other - 6.4%
Blount, Inc., 13.00%, 2009                                     4,150       2,801
Case Corp.,
  6.75%, 2007                                                    400         332
  7.25%, 2016                                                  1,810       1,442
Foamex Capital Corp., 13.50%, 2005                             1,500       1,515
Goss Holdings, Inc., 12.25%, 2005 (b)                          2,764          --
International Wire Group, Inc., 11.75%, 2005                     810         725
Metaldyne Corp., 11.00%, 2012 (144A security
  acquired June 2002 for $1,480) (a)                           1,480       1,443
Neenah Corp.,
  11.13%, 2007, Series B                                         460         221
  11.13%, 2007, Series F                                       1,500         750
                                                                         -------
                                                                           9,229
                                                                         -------

                                                           Principal       Value
                                                               (000)       (000)
--------------------------------------------------------------------------------
Insurance - 2.5%
Conseco, Inc., 8.75%, 2006                                $    2,580     $ 1,213
Fairfax Financial Holdings Ltd.,
  7.38%, 2006                                                    600         516
  7.38%, 2018                                                    540         351
Freemont General Corp.,
  7.70%, 2004                                                  1,210       1,089
  7.88%, 2009                                                    270         197
TIG Holdings, Inc., 8.13%, 2005                                  330         284
                                                                         -------
                                                                           3,650
                                                                         -------
Metals & Mining - 2.0%
Doe Run Resource Corp., 11.25%, 2005 (b)                       4,000         800
Kaiser Aluminium & Chemicals Corp.,
  12.75%, 2003 (b)                                             4,030         766
Murrin Murrin Holdings Ltd., 9.38%, 2007                       1,325         358
National Steel Corp., 9.88%, 2009 (b)                          2,620         969
                                                                         -------
                                                                           2,893
                                                                         -------
Oil & Gas - 3.4%
Magnum Hunter Resources, Inc., 9.60%, 2012
  (144A security acquired Mar. 2002 for $280) (a)                280         288
Swift Energy Co., 9.38%, 2012                                    920         867
Tesoro Petroleum Corp., 9.63%, 2012
  (144A security acquired Apr. & May 2002
  for $904) (a)                                                  930         851
Vintage Petroleum, Inc.,
  7.88%, 2011                                                  1,220       1,092
  8.25%, 2012 (144A security acquired Apr. 2002
    for $1,330) (a)                                            1,330       1,307
XTO Energy, Inc., 7.50%, 2012                                    480         490
                                                                         -------
                                                                           4,895
                                                                         -------
Packaging - 1.4%
Outsourcing Services Group, Inc., 10.88%, 2006                 2,750       2,062
                                                                         -------
Pharmaceuticals - 0.6%
Athena Neurosciences Inc., 7.25%, 2008                           940         812
                                                                         -------
Printing & Publishing - 8.4%
American Color Graphics, Inc., 12.75%, 2005                    4,500       4,461
American Media Operation, Inc., 10.25%, 2009                     750         788


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             6
June 30, 2002 (Unaudited) (Continued)

                                                             Principal       Value
                                                                 (000)       (000)
----------------------------------------------------------------------------------
Printing & Publishing (continued)
Garden State Newspapers, Inc., 8.75%, 2009                  $      610     $   610
Mail-Well I Corp., 8.75%, 2008                                   2,810       2,501
Primedia, Inc., 8.88%, 2011                                      1,820       1,365
Quebecor Media Inc., 11.13%, 2011                                2,520       2,476
                                                                           -------
                                                                            12,201
                                                                           -------
Real Estate Investment Trust - 2.3%
Crescent Real Estate Equities LP., 9.25%, 2009
  (144A security acquired Apr. 2002 for $1,820) (a)              1,820       1,876
Ventas, Inc.,
  8.75%, 2009 (144A security acquired Apr. 2002
    for $780) (a)                                                  780         792
  9.00%, 2012 (144A security acquired Apr. 2002
    for $605) (a)                                                  605         620
                                                                           -------
                                                                             3,288
                                                                           -------
Retail - 7.7%
Asbury Automotive Group, Inc., 9.00%, 2012 (144A
  security acquired May 2002 for $1,055) (a)                     1,055       1,018
Buhrmann U.S., Inc., 12.25%, 2009                                1,800       1,872
Carrols Corp., 9.50%, 2008                                       1,800       1,764
Dillards, Inc., 6.63%, 2008                                        280         261
Gap, Inc., 10.55%
  (Coupon change based on rating) 2008                             890         906
Jo-Ann Stores, Inc., 10.38%, 2007                                2,000       2,050
K-Mart Corp., 9.38%, 2006 (b)                                    4,000       1,680
Pep Boys-Manny Moe & Jack, 7.00%, 2005                           1,000         955
United Auto Group, Inc., 9.63%, 2012 (144A
  security acquired Mar. 2002 for $720) (a)                        720         727
                                                                           -------
                                                                            11,233
                                                                           -------
Technology - 4.2%
Amkor Technologies, Inc., 9.25%, 2008                            1,010         818
Ingram Micro, Inc., 9.88%, 2008                                  1,210       1,271
ON Semiconductor Corp., 12.00%, 2008 (144A
  security acquired May 2002 for $1,221) (a)                     1,260       1,096
Orbital Imaging Corp., 11.63%, 2005 (b)                          3,500         630
PSI Net, Inc.,
  10.50%, 2006 (b)                                               2,360         230
  11.00%, 2009 (b)                                               3,115         304

                                                             Principal       Value
                                                                 (000)       (000)
----------------------------------------------------------------------------------
Technology (continued)
Viasystems, Inc., 9.75%, 2007 (b)                           $    1,350     $   202
Xerox Corp., 5.50%, 2003                                         1,820       1,565
                                                                           -------
                                                                             6,116
                                                                           -------
Telecommunications - 3.3%
Hyperion Telecommunications, Inc.,
  12.00%, 2007 (b)                                               3,920          --
Loral Cyberstar, Inc., 10.00%, 2006                              1,210         835
Qwest Capital Funding, Inc., 7.00%, 2009                         2,780       1,543
Talton Holdings, Inc., 11.00%, 2007 (b)                          2,800       1,120
Transtel Pass-Thru Trust, 12.50%, 2007 (b)                       4,250         850
Versatel Telecom BV, 13.25%, 2008 (b)                            1,650         412
Winstar Communications, Inc., 12.50%, 2008 (b)                   5,000          --
                                                                           -------
                                                                             4,760
                                                                           -------
Textiles - 7.3%
Cluett American Corp., 10.13%, 2008                              3,000       2,190
GFSI, Inc., 9.63%, 2007                                          1,070         942
Interface, Inc., 10.38%, 2010 (144A security
  acquired Jan. 2002 for $210) (a)                                 210         223
Levi Strauss & Co., 11.63%, 2008                                 2,240       2,128
Russell Corp., 9.25%, 2010 (144A security acquired
  Apr. 2002 for $934) (a)                                          920         925
Supreme International Corp., 12.25%, 2006                        1,920       1,958
Tommy Hilfiger USA, Inc., 6.85%, 2008                            2,350       2,197
                                                                           -------
                                                                            10,563
                                                                           -------
Transportation - 10.5%
American Commercial Lines LLC,
  11.25%, 2008                                                     542         499
  12.00%, 2008                                                     455         268
Amtran, Inc., 10.50%, 2004                                       1,550       1,116
Atlas Air, Inc., 10.75%, 2005                                    3,885       1,787
Avis Group Holdings, Inc., 11.00%, 2009                          3,125       3,422
Budget Group, Inc., 9.13%, 2006 (b)                              3,065         736
Continental Airlines, Inc., 9.50%, 2013                          1,882       1,694
CP Ships Ltd., 10.38%, 2012 (144A security
  acquired June 2002 for $2,394) (a)                             2,450       2,394
Delta Air Lines, Inc., 10.43%, 2011                                385         389


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             7
June 30, 2002 (Unaudited) (Continued)

                                                      Principal        Value
                                                          (000)        (000)
----------------------------------------------------------------------------
Transportation (continued)
Jet Equipment Trust, 8.24%, 2012 (144A security
  acquired May 2002 for $710) (a)                       $   826     $    647
Petroleum Helicopters, Inc., 9.38%, 2009 (144A
  security acquired Apr. 2002 for $640) (a)                 640          656
US Air 1989 Pass-Thru Trust, 9.82%, 2013 (b)              2,460        1,648
                                                                    --------
                                                                      15,256
                                                                    --------
Utilities - 6.3%
CMS Energy Corp., 8.50%, 2011                             1,490        1,058
Mirant Americas Generation Inc., 7.63%, 2006              1,920        1,526
Mirant Corp., 7.90%, 2009 (144A security acquired
  Jan. 2002 for $1,181) (a)                               1,450        1,000
Pinnacle Partners LP, 8.83%, 2004 (144A security
  acquired Mar. 2002 for $1,340) (a)                      1,350        1,377
Sierra Pacific Power Co., 8.00%, 2008                       960          908
USEC, Inc., 6.63%, 2006                                   1,670        1,495
Western Resources, Inc., 9.75%, 2007 (144A
  security acquired May 2002 for $1,890) (a)              1,890        1,819
                                                                    --------
                                                                       9,183
                                                                    --------
Wireless Communications - 2.2%
Crown Castle International Corp., 9.38%, 2011             1,320          832
Nextel Communications, Inc., 9.38%, 2009                  3,000        1,523
Nextel Partners, Inc., 12.50%, 2009                       2,000          840
                                                                    --------
                                                                       3,195
                                                                    --------
Total Bonds and Notes (Cost - $282,512)                              208,111
                                                                    --------

                                                         Number
                                                      of Shares
                                                      ---------
COMMON STOCK - 0.3%
Food & Beverages - 0.3%
Imperial Sugar Co. (c)                                  175,226          412
                                                                    --------
Health Care - 0.0%
Mediq, Inc. (c)                                          11,973           65
                                                                    --------
Industrial - 0.0%
Goss Holdings, Inc., Class B (c)                         64,467           --
Grove Investments, Inc., (c)                             19,555           --
                                                                    --------
                                                                          --
                                                                    --------
Total Common Stock (Cost - $11,276)                                      477
                                                                    --------

                                                         Number        Value
                                                      of Shares        (000)
----------------------------------------------------------------------------
PREFERRED STOCK - 0.4%
Cable TV - 0.4%
CSC Holdings, Inc., 11.13% (Cost - $968)                  9,850     $    631
                                                                    --------
WARRANTS - 0.1%
Convergent Communications, Inc., Exp. 2008 (a) (c)       30,000           --
Grove Investments, Inc., Exp. 2008 (c)                   10,864           --
Jostens, Inc., Exp. 2010 (c)                              4,350           65
Orbital Imaging Corp., Exp. 2005 (a) (c)                  4,250           --
Pliant Corp., Exp. 2010 (a) (c)                           3,700           37
Primus Telecommunications, Inc., Exp. 2004 (c)            4,250           --
Versatel Telecom B.V., Exp. 2008 (c)                      6,550           --
                                                                    --------
Total Warrants (Cost - $473)                                             102
                                                                    --------
TOTAL INVESTMENTS IN SECURITIES - 144.5%
  (Total Cost - $295,229)                                            209,321
Liabilities in excess of other assets - (44.5%)                      (64,458)
                                                                    --------
NET ASSETS - 100%                                                   $144,863
                                                                    ========

NOTES TO INVESTMENTS IN SECURITIES

(a) Indicates restricted security; the aggregate fair value of restricted securities is $51,028,830 (aggregate cost $52,292,967), which is approximately 35.23% of net assets.
(b) Defaulted securities.
(c) Non-income producing securities.
    Tax Information
(d) At June 30, 2002, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $294,420,210, was as follows:

   Aggregate gross unrealized appreciation for all investments in which
   there was an excess of value over tax cost                                   4,624,779

   Aggregate gross unrealized depreciation for all investments in which
   there was an excess of tax cost over value                                 (89,724,311)
                                                                             ------------
   Unrealized depreciation - net                                             $(85,099,532)
                                                                             ============


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             8
June 30, 2002 (Unaudited) (Continued)

--------------------------------------------------------------------------------
Quality Ratings* of Long-Term Bonds and Notes (Unaudited)
June 30, 2002

                                                       Market       % of
                                                        Value      Market
                                                        (000)      Value
-------------------------------------------------------------------------
Baa/BBB                                               $ 18,436       8.9%
Ba/BB                                                   44,433      21.3
B/B                                                    113,320      54.5
Below B                                                 31,922      15.3
                                                      --------     -----
                                                      $208,111     100.0%
                                                      ========     =====
*The higher of Moody's or Standard & Poor's Ratings.
--------------------------------------------------------------------------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                       9

Statement of Assets and Liabilities
June 30, 2002 (Unaudited)
(In Thousands)

Assets:
Investments in securities at value                      $209,321
Cash                                                          29
Interest and dividends receivable                          5,856
Receivables for investments sold                             251
Investment for Trustees' deferred compensation plan          276
Prepaid insurance                                             10
Other                                                         61
                                                        --------
    Total assets                                         215,804
                                                        --------
Liabilities:
Loan payable                                              65,400
Payable for investments purchased                          3,302
Dividend payable                                           1,605
Deferred Trustees' fees payable                              276
Accrued interest payable                                     136
Advisory fees payable                                        132
Audit and legal fees payable                                  53
Administrative services fees payable                          34
Custodian fees payable                                         3
                                                        --------
    Total liabilities                                     70,941
                                                        --------
Net Assets (Equivalent to $2.71 per share based on
  53,498 shares of beneficial interest outstanding;
  unlimited number of shares authorized)                $144,863
                                                        ========
Components of Net Assets:
Paid in capital                                         $406,397
Overdistributed net investment income                     (4,350)
Accumulated net realized loss                           (171,276)
Net unrealized depreciation of investments               (85,908)
                                                        --------
Net Assets                                              $144,863
                                                        ========
Cost of Investments                                     $295,229
                                                        ========

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)
(In Thousands)

Investment Income:
Income:
  Interest                                                 $12,552
  Dividends                                                     36
                                                           -------
    Total Income                                            12,588
Expenses:
  Interest expense                              $  839
  Investment advisory fees                         813
  Shareholder reports                               73
  Audit and legal fees                              60
  Custodian fees                                    49
  Administrative services fees                      41
  Stock exchange fees                               27
  Transfer agent fees                               23
  Trustees' fees                                    13
  Other                                              5
                                                ------
    Total expenses                              $1,943
                                                ------
Net Investment Income                                       10,645
                                                           -------
Realized and Unrealized Gain (Loss)
  on Investments:
  Net realized loss from investments                       (48,856)
  Net change in unrealized depreciation of
    investments                                             31,240
                                                           -------
Net Realized and Unrealized Loss
  on Investments                                           (17,616)
                                                           -------
Net Decrease in Net Assets Resulting
  from Operations                                          $(6,971)
                                                           =======


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      10

Statement of Changes in Net Assets
(In Thousands)

                                                     For the Six
                                                    Months Ended     For the Year
                                                      June 30,          Ended
                                                        2002         December 31,
                                                     (Unaudited)         2001
                                                    ------------     ------------
Operations:
Net investment income                                   $ 10,645         $ 29,137
Net realized loss from investments                       (48,856)         (56,430)
Net change in unrealized depreciation on
  investments                                             31,240           13,352
                                                        --------         --------
Net decrease from operations                              (6,971)         (13,941)
                                                        --------         --------
Dividends and Distributions:
From net investment income                               (11,198)         (30,284)
                                                        --------         --------
Total dividends and distributions                        (11,198)         (30,284)
                                                        --------         --------
Capital Share Transactions:
Net increase from 405 and 899 capital
  shares issued to shareholders in
  reinvestment of distributions, respectively              1,339            3,517
                                                        --------         --------
Net increase from Fund share transactions                  1,339            3,517
                                                        --------         --------
Net Decrease in Net Assets                               (16,830)         (40,708)
Net Assets:
Beginning of period                                      161,693          202,401
                                                        --------         --------
End of period *                                         $144,863         $161,693
                                                        ========         ========
*includes overdistributed net investment
 income of:                                             $ (4,350)        $ (3,797)
                                                        ========         ========

Statement of Cash Flows
For the Six Months Ended June 30, 2002 (Unaudited)
(In Thousands)

Cash Provided (Used) by Financing Activities:
Repayment of borrowing                            $  (8,420)
Dividends paid in cash                              (10,643)
                                                  ---------
Total amount used                                   (19,063)
                                                  ---------
Cash Provided (Used) by Operations:
Purchases of portfolio securities                  (154,083)
Proceeds from sales of portfolio securities         160,668
                                                  ---------
Total amount provided                                 6,585
                                                  ---------
Net Investment Income (excludes net
  amortized discount and premium of
  $1,072)                                             9,573
Net change in receivables/payables related
  to operations                                       2,885
                                                  ---------
Total other amounts                                  12,458
                                                  ---------
Net decrease in cash                                    (20)
Cash, beginning of period                                49
                                                  ---------
Cash, End of Period                               $      29
                                                  =========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      11

Financial Highlights

                                                    For the Six        For the Year Ended December
                                                    Months Ended                  31,
                                                   June 30, 2002       ---------------------------
                                                    (Unaudited)           2001(c)       2000
--------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                   $   3.05          $   3.88     $   5.92
Income from investment operations
Net investment income (a)                                  0.20              0.55         0.68
Net realized and unrealized gain (loss) on
  investments                                             (0.33)            (0.81)       (1.99)
                                                       --------          --------     --------
Total from investment operations                          (0.13)            (0.26)       (1.31)
                                                       --------          --------     --------
Less dividends and distributions:
Dividends from net investment income                      (0.21)            (0.57)       (0.73)
                                                       --------          --------     --------
Total dividends and distributions                         (0.21)            (0.57)       (0.73)
                                                       --------          --------     --------
Net asset value, end of period                         $   2.71          $   3.05     $   3.88
                                                       ========          ========     ========
Market value, end of period                            $   2.60          $   3.36     $   4.19
                                                       ========          ========     ========
Total Investment Return:
Per share market value                                   (17.29)%(d)        (6.85)%     (10.05)%
Per share net asset value (b)                             (4.64)%(d)        (7.31)%     (24.21)%
Ratios to Average Net Assets
Expenses (includes interest expense)                       2.45%(e)          3.43%        4.16%
Expenses (excludes interest expense)                       1.44%(e)          1.26%        1.09%
Net investment income                                     13.45%(e)         15.56%       13.13%
Portfolio Turnover                                           70%(d)            82%          38%
Net Assets, End of Period (000 omitted)                $144,863          $161,693     $202,401

                                                       For the Year Ended December 31,
                                                   ---------------------------------------
                                                       1999          1998         1997
------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                 $   6.39      $   7.88     $   7.43
Income from investment operations
Net investment income (a)                                0.81          0.88         0.87
Net realized and unrealized gain (loss) on
  investments                                           (0.46)        (1.49)        0.44
                                                     --------      --------     --------
Total from investment operations                         0.35         (0.61)        1.31
                                                     --------      --------     --------
Less dividends and distributions:
Dividends from net investment income                    (0.82)        (0.88)       (0.86)
                                                     --------      --------     --------
Total dividends and distributions                       (0.82)        (0.88)       (0.86)
                                                     --------      --------     --------
Net asset value, end of period                       $   5.92      $   6.39     $   7.88
                                                     ========      ========     ========
Market value, end of period                          $   5.38      $   7.25     $   8.44
                                                     ========      ========     ========
Total Investment Return:
Per share market value                                 (16.18)%       (3.35)%      11.65%
Per share net asset value (b)                            5.78%        (8.31)%      18.58%
Ratios to Average Net Assets
Expenses (includes interest expense)                     3.40%         3.40%        3.28%
Expenses (excludes interest expense)                     1.02%         0.97%        1.06%
Net investment income                                   13.05%        12.05%       11.28%
Portfolio Turnover                                         49%           56%          74%
Net Assets, End of Period (000 omitted)              $305,352      $324,289     $295,256

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.
(c) Effective January 1, 2001, the Fund was required to start amortizing premiun and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.03 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.77%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting principle.
(d) Not annualized.
(e) Annualized.


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes to Financial Statements                        12
(Unaudited)

1. Significant Accounting Policies. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high-risk fixed income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis which includes amortization of premium and accrual of discount. Securities gains and losses are determined on the basis of identified cost.

C. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

D. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and distributed monthly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required.

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes To Financial Statements                        13
(Unaudited) (Continued)

E. Cash Flow Information -- Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and amortization of premium and discount.

2. Loan. On October 31, 2001, the Fund entered into a new revolving credit agreement (the "Agreement") with an unrelated third party lender (the "Lender"), which will enable the Fund to borrow up to the lesser of: (A) $100,000,000; or
(B) one-third of the Fund's total assets; or (C) 100% of the borrowing base eligible assets, as determined under the terms of the Agreement. The Agreement expires on October 31, 2004. Prior to expiration of the Agreement, principal is repayable in whole or in part at the option of the Fund. To secure the loan, the Fund has pledged investment securities in accordance with the terms of the Agreement. Borrowings under this Agreement bear interest at a variable rate tied to the lender's average daily cost of funds or at fixed rates, as may be agreed to between the Fund and the lender.

The average borrowings outstanding during the six months ended June 30, 2002, were $68,113,921, at an average annual interest rate of approximately 2.37%. As of June 30, 2002, the Fund was paying interest at an average annual rate of 2.29% on its outstanding borrowings.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.50% thereafter.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2002, the Fund paid or accrued $40,992.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities (excluding short-term obligations) for the six months ended June 30, 2002, were $153,610,557 and $159,936,309, respectively.

6. Tax Information. As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed in the Notes to Investment in Securities) on a tax basis consisted of undistributed ordinary income of $787,363 and a capital loss carryover of $121,681,033, of which $1,753,142, $28,686,393, $35,363,213 and $55,878,285 expire in 2003, 2007,
2008 and 2009, respectively. For 2001, the Fund had a post-October currency loss in the amount of $315,482. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      14

Trustees
Marnie Wagstaff Mueller
Diocesan Consultant, Episcopal Diocese of Connecticut

Richard H. Forde
Managing Director, CIGNA Retirement & Investment Services, Inc. and TimesSquare Capital Management, Inc.

Russell H. Jones
Vice President and Treasurer, Kaman Corporation

Farhan Sharaff
Chief Investment Officer, CIGNA Retirement & Investment Services and President, TimesSquare Capital Management, Inc.

Paul J. McDonald
Special Advisor to the Board of Directors, Friendly Ice Cream Corporation

Officers
Richard H. Forde
Chairman of the Board and President

Alfred A. Bingham III
Vice President and Treasurer

Jeffrey S. Winer
Vice President and Secretary

--------------------------------------------------------------------------------
Dividend Rate Change

The monthly dividend from net investment income of 2.75 cents per share, which the Fund declared on August 15, 2002, is payable September 10, 2002, to shareholders of record on August 28, 2002, and represents a new dividend rate. The new rate is a reduction from the 3 cents per share rate the Fund has paid since June 7, 2002. There are three principal reasons for the reduction on the dividend. First, high yield market default rates remained high and an increase in defaulted securities in recent months has caused the Fund's net investment income to decline. Second, higher coupon bonds purchased by the Fund in earlier years have gradually been replaced by lower coupon issues, as the original bonds have either matured, been called or sold for investment and credit reasons. Third, the Fund has sold securities to repay some of its borrowing as the market value of its portfolio has declined.

Matters Submitted to a Vote of Shareholders

The Annual Meeting of the Shareholders of CIGNA High Inocme Shares (the "Trust") was held on Tuesday, April 30, 2002 at 11:30 a.m., Eastern Time.

Five Trustees were elected by a vote of shareholders to serve as members of the Board of the Trust until the next Annual Meeting of Shareholders or until the election and qualification of their successors. Shareholders of the Trust voted to elect the following Trustees:

                                  For            Vote Withheld
                            ---------------      --------------
  Richard H. Forde          47,476,922.6900        995,083.1520
  Russell H. Jones          47,503,865.6990        968,140.1520
  Paul J. McDonald          47,495,787.3200        976,218.5310
  Marnie W. Mueller         47,361,880.7270      1,110,125.1240
  Farhan Sharaff            47,445,989.1320      1,026,016.7190

There were no broker non-votes with respect to the matters submitted to a vote of shareholders of the Trust.

No other business was transacted at the meeting.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      15

--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield, fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.
--------------------------------------------------------------------------------

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CIGNA High Income Shares                                        U.S. POSTAGE
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                                                            --------------------


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542776 6/02                                                         CGACM-SAR-02